UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Underwriting Agreement

On October 26, 2015, Allied World Assurance Company Holdings, AG (the “Company”) announced that Allied World Assurance Company Holdings, Ltd, a Bermuda company and a wholly-owned subsidiary of the Company (“Allied World Bermuda”), entered into an Underwriting Agreement with Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters therein (the “Underwriting Agreement”), wherein Allied World Bermuda agreed to sell to the underwriters $500 million aggregate principal amount of 4.35% Senior Notes due 2025 (the “Senior Notes”), fully and unconditionally guaranteed by the Company.  The Underwriting Agreement includes representations, covenants and closing conditions that are usual and customary for underwriting agreements relating to underwritten offerings of unsecured senior notes.

The closing of the Senior Notes occurred on October 29, 2015.  The Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (Registration No. 333-205082) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 19, 2015 and a prospectus supplement related thereto and filed with the SEC on October 28, 2015. The Company intends to use the net proceeds from the offering of the Senior Notes for the repayment, upon maturity, of Allied World Bermuda’s outstanding $500 million aggregate principal amount of 7.50% Senior Notes due August 1, 2016, as well as for general corporate purposes, which may include the repurchase of the Company’s outstanding common shares, dividends to its shareholders or potential acquisitions.

Senior Indenture and Supplemental Indenture

The Senior Notes are governed by a Senior Indenture, dated as of October 29, 2015 (the “Indenture”), by and among the Company, Allied World Bermuda and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of October 29, 2015 (the “Supplemental Indenture”), by and among the Company, Allied World Bermuda and the Trustee.

The Senior Notes are Allied World Bermuda’s unsecured and unsubordinated obligations and rank equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of Allied World Bermuda.  The Senior Notes bear interest at a rate of 4.35% per year from October 29, 2015 to maturity or earlier redemption.  Interest on the Senior Notes is payable semiannually on April 29 and October 29 of each year commencing April 29, 2016.  The Senior Notes will not be entitled to the benefit of any mandatory redemption or sinking fund.  Allied World Bermuda may redeem the Senior Notes at any time or from time to time, in whole or in part, on a date earlier than three months prior to the maturity date at a redemption price equal to the greater of the principal amount of the Senior Notes to be redeemed and a make-whole price, plus accrued and unpaid interest. Allied World Bermuda may redeem the Senior Notes at any time or from time to time, in whole or in part, on or after a date later than three months prior to the maturity date at a redemption price equal to the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest.

The Indenture also includes covenants and events of default that are usual and customary for indentures relating to underwritten offerings of unsecured senior notes.

Senior Debt Securities Guarantee Agreement

On October 29, 2015, as contemplated by and pursuant to the Indenture, the Company and the Trustee entered into a Senior Debt Securities Guarantee Agreement (the “Guarantee Agreement”).  Under the Guarantee Agreement, the Company, as guarantor, irrevocably and unconditionally guarantees to each holder of Senior Notes payment of the principal thereof, and interest thereon, as such becomes due (the “Guarantee”).  The Guarantee is an unsecured and unsubordinated obligation of the Company and ranks equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of the Company.

The foregoing summary of the Underwriting Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, the Indenture, the Supplemental

Indenture and the Guarantee Agreement, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The direct financial obligation information included pursuant to Item 1.01 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

In connection with the offering of the Senior Notes, the Company is filing certain exhibits as part of this Form 8-K that are incorporated by reference in the registration statement related to the Senior Notes.

(d)           Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 26, 2015, by and among Allied World Assurance Company Holdings, Ltd, as issuer, Allied World Assurance Company Holdings, AG, as guarantor, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and the underwriters named therein.

4.1

Senior Indenture, dated as of October 29, 2015, by and among Allied World Assurance Company Holdings, AG, as guarantor, Allied World Assurance Company Holdings, Ltd, as issuer, and The Bank of New York Mellon, as trustee.

4.2

First Supplemental Indenture, dated as of October 29, 2015, by and among Allied World Assurance Company Holdings, AG, as guarantor, Allied World Assurance Company Holdings, Ltd, as issuer, and The Bank of New York Mellon, as trustee.

4.3

Senior Debt Securities Guarantee Agreement, dated as of October 29, 2015, by and between Allied World Assurance Company Holdings, AG, as guarantor, and The Bank of New York Mellon, as guarantee trustee.

5.1	Opinion of Conyers Dill & Pearman Limited.

5.2	Opinion of Willkie Farr & Gallagher LLP.

5.3	Opinion of Baker & McKenzie Zurich.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: October 29, 2015	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 26, 2015, by and among Allied World Assurance Company Holdings, Ltd, as issuer, Allied World Assurance Company Holdings, AG, as guarantor, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and the underwriters named therein.

4.1

Senior Indenture, dated as of October 29, 2015, by and among Allied World Assurance Company Holdings, AG, as guarantor, Allied World Assurance Company Holdings, Ltd, as issuer, and The Bank of New York Mellon, as trustee.

4.2

First Supplemental Indenture, dated as of October 29, 2015, by and among Allied World Assurance Company Holdings, AG, as guarantor, Allied World Assurance Company Holdings, Ltd, as issuer, and The Bank of New York Mellon, as trustee.

4.3

Senior Debt Securities Guarantee Agreement, dated as of October 29, 2015, by and between Allied World Assurance Company Holdings, AG, as guarantor, and The Bank of New York Mellon, as guarantee trustee.

5.1	Opinion of Conyers Dill & Pearman Limited.

5.2	Opinion of Willkie Farr & Gallagher LLP.

5.3	Opinion of Baker & McKenzie Zurich.